Exhibit 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k), the undersigned acknowledge and agree that the foregoing statement on Schedule 13D with respect to the common stock, par value of $0.0001 per share, of Globalstar, Inc. is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning such person contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person knows or has reason to believe that such information is inaccurate.

Dated this 15th day of April 2026.

FL INVESTMENT HOLDINGS LLC
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, Manager
Date:	April 15, 2026

THERMO FUNDING II, LLC
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, Manager
Date:	April 15, 2026

GLOBALSTAR SATELLITE L.P.
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, President of Thermo Development Inc., as General Partner of Globalstar Satellite L.P.
Date:	April 15, 2026

MONROE IRR. EDUCATIONAL TRUST
Signature:	/s/ Marie Shannon Monroe
Name / Title:	Marie Shannon Monroe, Trustee
Date:	April 15, 2026

JAMES MONROE III
Signature:	/s/ James Moneroe, III
Name /Title:	James Monroe III
Date:	April 15, 2026

THERMO FUNDING COMPANY LLC
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, Manager
Date:	April 15, 2026

THERMO PROPERTIES II, LLC
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, Manager
Date:	April 15, 2026

THERMO XCOM LLC
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, President of Thermo Development Inc., as Manager of Thermo XCOM LLC
Date:	April 15, 2026

THERMO INVESTMENTS LIMITED PARTNERSHIP
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, President of Thermo Greeley I, Inc., as General Partner of Thermo Investments Limited Partnership
Date:	April 15, 2026

JAMES MONROE III GRANTOR TRUST
Signature:	/s/ James Monroe III
Name / Title:	James Monroe III, Trustee
Date:	April 15, 2026